Fair Values of Financial Instruments	11 Months Ended
Mar. 31, 2012
Fair Values of Financial Instruments
Q.	Fair Values of Financial Instruments:

The estimated fair values of the Company’s financial instruments at March 31, 2012 and April 30, 2011 are as follows:

	March 31, 2012		April 30, 2011
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(In Thousands)
Financial assets:
Cash and due from banks	$3,764	$3,764	$5,534	$5,534
Interest-bearing deposits in banks	8,602	8,602	6,256	6,256
Investment securities	88,264	89,674	91,904	92,750
Loans, net	134,331	137,875	124,497	125,804
Accrued interest receivable	867	867	891	891
Deposits with The Co-operative Central Bank	449	449	449	449
Stock in Federal Home Loan Bank of Boston	1,449	1,449	1,650	1,650
Financial liabilities:
Deposits	226,562	227,068	221,023	221,412
Advances and borrowings	1,000	1,219	3,500	3,812